THIS LETTER IS POSTED ON THE AHR WEBSITE AND FILED WITH THE SEC ON FORM 8-K ON MARCH 15, 2024* The Board MAKES NO RECOMMENDATION with respect to the Comrit tender offer, as amended March 15, 2024 Dear Stockholder: I am writing to you on behalf of the board of directors (the “Board”) of American Healthcare REIT, Inc. (“AHR”) to notify you about an amendment to the previously announced unsolicited third-party mini-tender offer (the “Comrit Offer”) being made for your shares of AHR Class T and/or Class I common stock, as applicable, by Comrit Investments 1, Limited Partnership (“Comrit”), in what we believe is an opportunistic attempt to purchase your shares. Comrit has amended the Comrit Offer to: (i) extend the termination date of the Comrit Offer from March 6, 2024 to 11:59 p.m. Eastern Time on March 31, 2024; (ii) increase the number of shares of AHR’s Class T and Class I common stock (the “Shares”) that Comrit is seeking to purchase in the Comrit Offer from 228,136 shares to 573,613 shares; and (iii) reduce the per share offer price from $13.15 to $5.23 per share (the “Comrit Offer Price”). THIS IS A SUBSTANTIAL REDUCTION OF 60.2% FROM THE ORIGINAL COMRIT OFFER PRICE OF $13.15 PER SHARE, AND THE NEW COMRIT OFFER PRICE IS ALSO SUBSTANTIALLY BELOW THE CLOSING PRICE OF $13.80 PER SHARE OF AHR COMMON STOCK ON THE NEW YORK STOCK EXCHANGE (“NYSE”) AS OF MARCH 14, 2024. Stockholders who previously accepted the Comrit Offer and do not withdraw their tender will receive the reduced offer price of $5.23 per share, rather than the $13.15 per share that was offered at the time those stockholders accepted the Comrit Offer. This is not an offer from AHR. AHR is required by applicable Securities and Exchange Commission (“SEC”) rules and regulations to inform you of its position, if any, with respect to the Comrit Offer. In evaluating the Comrit Offer, as amended, the Board considered, among other things, the following factors: (i) As you know, AHR’s common stock was listed and began trading on the NYSE on February 7, 2024. The Comrit Offer Price of $5.23 per share is approximately 62.1% lower than the NYSE closing price of AHR’s common stock on March 14, 2024. (ii) While AHR’S Class T and Class I common stock is not currently listed and tradeable on the NYSE—currently, only AHR’s common stock is listed on the NYSE—AHR’s outstanding Class T and Class I common stock will automatically convert into listed common stock on August 5, 2024. Accordingly, on August 5, 2024, you will have the opportunity to sell your converted shares on the NYSE at the then current market price. Stockholders who tender their Shares to Comrit pursuant to the Comrit Offer, as amended, will forgo the right to participate in any benefits due to the receipt of listed AHR common stock in connection with the automatic conversion of their shares, including the ability to sell their converted shares of AHR common stock on the NYSE. However, the liquidity opportunities with respect to the Class T and Class I common stock are limited until such automatic conversion occurs. Furthermore, while the Class T and Class I common stock will automatically convert into listed common stock on August 5, 2024, AHR can make no assurances that a public trading market for the listed common stock will develop, will be maintained, or will be liquid at the time of such conversion or at any time thereafter. In addition, AHR can make no assurances as to the liquidity of the stock or its trading price at the time of conversion. In particular, AHR can make no assurance that the trading price of AHR common stock at the time of automatic conversion will equal or exceed the Comrit Offer Price or that you will be able to sell your shares at a price in excess of the Comrit Offer Price after automatic conversion. (iii) While the Board believes that the Comrit Offer, as amended, represents an opportunistic attempt by Comrit to purchase the Shares and make a profit, the Board is aware that stockholders may need near-term liquidity prior to the conversion of the Class T and Class I common stock into listed common stock on August 5, 2024, in light of the current financial markets and lack of certainty regarding the future market price of AHR’s listed common stock. (iv) It is the general position of the Board to not make a recommendation with respect to tender offers and for each stockholder to evaluate such offers factoring their unique circumstances.

After carefully evaluating the Comrit Offer, as amended, and consulting with AHR’s management and such advisors as deemed appropriate by the Board, the Board REMAINS NEUTRAL and makes NO RECOMMENDATION on whether any AHR stockholder should accept or decline the Comrit Offer, as amended, for their shares. While the Board carefully evaluates any unsolicited tender offers by third parties in accordance with applicable SEC rules and tegulations, in light of the fact that each stockholder must make their own independent decision whether to tender or refrain from tendering their shares based on their individual circumstances, it is the general position of the Board to not make a recommendation with respect to tender offers unless the terms and conditions of a tender offer clearly warrant a specific position by the Board. Please note that stockholders who tender their shares will lose their right to receive any future distributions with a record date after the sale of their shares to Comrit. AHR currently pays distributions at an annualized rate of $1.00 per share. While there are no guarantees of future distributions and there can be no certainty regarding the long-term value of AHR’s common stock because the value is dependent on a number of factors, stockholders who tender their shares pursuant to the Comrit Offer, as amended, would give up their rights to any future distributions with a record date after the conclusion of the Comrit Offer, as amended. As stated by Comrit, the Comrit Offer, as amended, is being made “for investment purposes and with the intention of making a profit from the ownership of the Shares.” In establishing the Comrit Offer Price of $5.23 per Share, Comrit acknowledges that it “is motivated to establish the lowest price which might be acceptable to [stockholders] consistent with [Comrit’s] objectives.” Comrit did not retain any “independent person…to evaluate or render any opinion with respect to the fairness of the [Comrit] Offer Price and no representation is made by [Comrit] or any affiliate of [Comrit] as to such fairness.” Comrit determined the Comrit Offer Price pursuant to its own analysis and states that [it] “has not made an independent appraisal of the Shares or [AHR’s] properties…and is not qualified to appraise real estate.” Hence, Comrit acknowledges that its offer price was established based on Comrit’s own analysis and objectives without consideration of your financial objectives. We urge you to consult your financial advisor and exercise caution with respect to this and other mini-tender offers. The SEC has cautioned investors about these kinds of offers in an investor alert, as they are often made in an attempt to profit at investors’ expense. The SEC noted that these offers “have been increasingly used to catch investors off guard,” and cautioned that investors need to scrutinize these types of offers carefully. To read more about the risks of “mini-tender” offers, please review the alert at www.sec.gov/investor/pubs/minitend.htm. SEC rules permit third parties, such as Comrit, to distribute unsolicited mini-tender offers to stockholders of public companies. However, in order to maintain the confidentiality of our stockholders, AHR has only provided stockholder mailing information needed to distribute the Comrit Offer materials to a third-party financial printer that is unaffiliated with Comrit. Therefore, Comrit will not have access to any additional stockholder information unless the stockholder agrees to accept the tender offer by Comrit. None of AHR’s directors or executive officers intends to tender any shares in the Comrit Offer, as amended. The Board understands that you must make your own independent decision whether to tender or refrain from tendering your shares. We strongly urge you to carefully consider all aspects of the Comrit Offer, as amended, in light of your own circumstances, including (i) your investment objectives, (ii) your financial circumstances, including your tolerance for risk and need for immediate liquidity that cannot be satisfied by other means, (iii) other financial opportunities available to you, (iv) your own tax position and tax consequences, and (v) other factors you determine are relevant to your decision. You should carefully review all of the Comrit Offer documents, as amended, sent to you by Comrit, as well as AHR’s publicly available annual, quarterly and other reports filed with the SEC at www.sec.gov, and consult with your own financial, tax and other advisors in evaluating the Comrit Offer, as amended, before deciding whether to tender your shares. Stockholders who previously accepted the Comrit Offer may withdraw their tender before the expiration of the Comrit Offer, as amended, by sending to Central Trade and Transfer, LLC a written or facsimile transmission notice of withdrawal. PLEASE CONSULT WITH YOUR FINANCIAL ADVISOR AND TAX ADVISOR ABOUT THE IMPACT OF A SALE ON YOUR OWN PARTICULAR SITUATION. Should you have any questions or need further information about your options, please feel free to contact your financial advisor or AHR Investor Services at 844-460-9414. Sincerely, Danny Prosky Chief Executive Officer, President and Director

* You may request a printed copy of this letter by calling your financial advisor or American Healthcare REIT, Inc. Investor Services at 844-460-9414. Cautionary Note Regarding Forward-Looking Statements Certain statements contained in this letter other than historical facts may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward- looking statements are predictions and generally can be identified by use of statements that include phrases such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “foresee,” “looking ahead,” “is confident,” “should,” “will,” “predicted,” “likely” or other words or phrases of similar import. Similarly, statements that describe or contain information related to matters such as AHR’s intent, belief or expectation with respect to conversion of Class T and Class I shares of common stock; the NYSE trading market and price of AHR’s shares of common stock; liquidity options and distribution rates and amounts are forward-looking statements. These forward-looking statements often reflect a number of assumptions and involve known and unknown risks, uncertainties and other factors that could cause AHR’s actual results to differ materially from those currently anticipated in these forward-looking statements. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in AHR’s SEC reports, including, but not limited to, the risk factors provided in AHR’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.